Securities Sold Under Agreements to Repurchase - Schedule of Securities Sold Under Agreements to Repurchase (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Outstanding balance at year end	$ 21,613	$ 20,053
Average balance during the year	19,759	20,749
Average interest rate during the year	0.10%	0.10%
Maximum month-end balance during the year	$ 33,764	$ 24,257
Weighted average interest rate at year end	0.10%	0.10%